UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 10, 2011 (January 10, 2011)
HEALTHCARE REALTY TRUST INCORPORATED

(Exact Name of Registrant as Specified in Charter)

MARYLAND	001-11852	62-1507028

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3310 West End Ave. Suite 700 Nashville, Tennessee 37203

(Address of principal executive offices) (Zip Code)
(615) 269-8175

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 8.01. Other Events
In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, Healthcare Realty Trust Incorporated (the “Company”) is providing combined historical statements of revenues and certain direct operating expenses of the properties discussed below, which represent a majority (by dollar value) of the real estate properties acquired by the Company during the fiscal year ended December 31, 2010 or probable of being acquired.
The audited combined historical statements of revenues and certain direct operating expenses are not necessarily representative of the entire results of the properties for the periods presented as certain expenses as described in the notes thereto have been excluded, and may not be indicative of future operations. In addition, in accordance with Article 11 of Regulation S-X of the Securities and Exchange Commission, the Company is providing pro forma financial information to demonstrate the impact of the acquisition of these properties on the Company’s historical financial statements as if the acquisitions had occurred as of an earlier date. These items are described below and in Item 9.01 which is incorporated by reference herein.
•	On August 31, 2010, the Company acquired two medical office buildings (the “Lowry Properties”) from Lowry Medical Center, LLC and Lowry Two Medical Center, LLC for an aggregate of approximately $30.0 million. The Company also assumed a $15.2 million mortgage loan, which bears interest at 6.75% and matures in April 2013, with a 30-year amortization. These two off-campus properties, located in Denver, Colorado, included over 112,000 square feet and were 89% leased at the time of the acquisition. The lease expirations in the Lowry Properties ranged from 2010 through 2020.

•	On December 29, 2010, the Company acquired two medical office buildings, a 68-bed acute care hospital, and two parcels of unimproved land (the “Frisco Properties”) from Frisco Surgery Center Limited, Frisco POB I Limited, Frisco POB II Limited, and Medland L.P. for an aggregate of approximately $133.9 million. The Frisco Properties are located on the Baylor Medical Center campus in Frisco, Texas. The Frisco Properties included an aggregate of approximately 311,710 square feet, including 155,465 square feet in the two medical office buildings, and were approximately 85% leased at the time of the acquisition. The Frisco Properties are located on 23 acres of land, including 4.3 undeveloped acres, providing room for additional expansion.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired.

(1) Combined Historical Statements of Revenues and Certain Direct Operating Expenses for the Lowry Properties. The Lowry Properties were acquired from unrelated third parties. The Company is not aware, after reasonable inquiry, of any material factors relating to the operations of the Lowry Properties, other than as disclosed herein, that would cause the reported historical financial information not to be necessarily indicative of future operating results. Material factors considered by the Company relating to the operations of the properties in assessing the acquisition of the Lowry Properties are described elsewhere in this Current Report on Form 8-K.
(i) Report of Independent Auditors.

(ii) Combined Historical Statements of Revenues and Certain Direct Operating Expenses for the Year Ended December 31, 2009 and the Six Months Ended June 30, 2010 and 2009 (unaudited).

(iii) Notes to Combined Historical Statements of Revenues and Certain Direct Operating Expenses.
(2) Combined Historical Statements of Revenues and Certain Direct Operating Expenses for the Frisco Properties. The Frisco Properties were acquired from unrelated third parties. The Company is not aware, after reasonable inquiry, of any material factors relating to the operations of the Frisco Properties, other than as disclosed herein, that would cause the reported historical financial information not to be necessarily indicative of future operating results. Material factors considered by the Company relating to the operations of the properties in assessing the acquisition of the Frisco Properties are described elsewhere in this Current Report on Form 8-K.
(i) Report of Independent Auditors.

(ii) Combined Historical Statements of Revenues and Certain Direct Operating Expenses for the Year Ended December 31, 2009 and the Nine Months Ended September 30, 2010 and 2009 (unaudited).

(iii) Notes to Combined Historical Statements of Revenues and Certain Direct Operating Expenses.
(b)	Pro Forma Financial Information.
(1) Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company.

(2) Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of September 30, 2010.

(3) Unaudited Pro Forma Condensed Consolidated Statement of Income for the Company for the nine months ended September 30, 2010.

(4) Unaudited Pro Forma Condensed Consolidated Statement of Income of the Company for the year ended December 31, 2009.

(5) Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company.
(d)	Exhibits.
99.1 Consent of Independent Registered Public Accounting Firm.

99.2 Consent of Independent Registered Public Accounting Firm.

(a)	Financial Statements of Businesses Acquired.
Lowry Properties
Combined Historical Statements of Revenues and Certain Direct Operating Expenses
For the Year ended December 31, 2009 and
the Six Months ended June 30, 2010 and 2009 (unaudited)

Report of Independent Auditors
Board of Directors and Stockholders
Healthcare Realty Trust Incorporated
Nashville, Tennessee
We have audited the accompanying Combined Historical Statement of Revenues and Certain Direct Operating Expenses for the year ended December 31, 2009 of the two medical office buildings (the “Properties”) acquired pursuant to the purchase agreement dated June 16, 2010 between HR Lowry Medical Center SPE, LLC, an affiliate of Healthcare Realty Trust Incorporated, and Lowry Medical Center, LLC and Lowry Two Medical Center, LLC (collectively, “Lowry”). This financial statement is the responsibility of Lowry management. Our responsibility is to express an opinion on the financial statement based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Lowry’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.
The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission as described in Note 2 and is not intended to be a complete presentation of the Properties’ revenues and expenses.
In our opinion, the Combined Historical Statement of Revenues and Certain Direct Operating Expenses referred to above presents fairly, in all material respects, the revenues and certain direct operating expenses described in Note 2 to the financial statement for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.
/s/ BDO USA, LLP
Nashville, Tennessee
September 3, 2010

Lowry Properties
Combined Historical Statements of Revenues and Certain Direct Operating Expenses
For the Year ended December 31, 2009 and
the Six Months ended June 30, 2010 and 2009
(Dollars in thousands)

		For the	For the
	For the	Six Months	Six Months
	Year Ended	Ended	Ended
	Dec. 31, 2009	June 30, 2010	June 30, 2009
		(unaudited)	(unaudited)
Revenues:
Rental income	$2,084	$1,170	$1,040
Other rental revenue	808	461	419

Total revenues	2,892	1,631	1,459

Certain direct operating expenses:
Utilities	327	178	150
Property taxes	283	154	145
General and administrative	197	110	91
Repairs and maintenance	159	95	77

Total certain direct operating expenses	966	537	463

Revenues in excess of certain direct operating expenses	$1,926	$1,094	$996

See accompanying notes to combined financial statements.

Lowry Properties
Notes to Combined Historical Statements of Revenues and Certain Direct Operating Expenses
(Dollars in thousands)
(1)	Business

The portfolio of two medical office buildings (the “Properties”) acquired from Lowry Medical Center, LLC and Lowry Two Medical Center, LLC (collectively, “Lowry”) includes off-campus properties which are located in Denver, Colorado.

(2)	Basis of Presentation

The accompanying Combined Historical Statements of Revenues and Certain Direct Operating Expenses have been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and are not intended to be a complete presentation of the Properties’ revenues and expenses. The financial statements have been prepared on the accrual basis of accounting and require management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

(3)	Unaudited Interim Information

In the opinion of Lowry’s management, all adjustments, consisting only of normal and recurring adjustments, necessary for a fair presentation (in accordance with Basis of Presentation as described in Note 2) have been made to the accompanying unaudited amounts for the six months ended June 30, 2010 and 2009.

(4)	Revenues

The Properties contain medical office space occupied under various lease agreements with tenants. All leases are accounted for as operating leases. Rental income is recognized as earned over the life of the lease agreements on a straight-line basis. Some of the leases include provisions under which the Properties are reimbursed for common area maintenance and other operating costs, real estate taxes, and insurance. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

Future minimum lease payments due under the non-cancelable operating leases at December 31, 2009 were as follows (in thousands):

2010	$2,255
2011	2,313
2012	2,374
2013	2,341
2014	2,406
2015 and thereafter	11,119

$22,808

(5)	Certain Direct Operating Expenses

Certain direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Properties. Utilities expense includes electricity, gas, water, and telephone expense. General and administrative expense includes janitorial, security, landscaping, insurance, supplies, leasing fees, and other general costs associated with operating the properties. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, and professional fees are excluded from the financial statements.

Frisco Properties
Combined Historical Statements of Revenues and Certain Direct Operating Expenses
For the Year ended December 31, 2009 and
the Nine Months ended September 30, 2010 and 2009 (unaudited)

Report of Independent Auditors
Board of Directors and Stockholders
Healthcare Realty Trust Incorporated
Nashville, Tennessee
We have audited the accompanying Combined Historical Statement of Revenues and Certain Direct Operating Expenses for the year ended December 31, 2009 of the two medical office buildings, one hospital, and two tracts of undeveloped parcels of land (the “Properties”) acquired pursuant to the purchase agreement between Healthcare Realty Trust Incorporated, and Frisco Surgery Center Limited, Frisco POB I Limited, Frisco POB II Limited, and Medland L.P. (collectively referred to as “Frisco”). This financial statement is the responsibility of Frisco management. Our responsibility is to express an opinion on the financial statement based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Frisco’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.
The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission as described in Note 2 and is not intended to be a complete presentation of the Properties’ revenues and expenses.
In our opinion, the Combined Historical Statement of Revenues and Certain Direct Operating Expenses referred to above presents fairly, in all material respects, the revenues and certain direct operating expenses described in Note 2 to the financial statement for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.
/s/ BDO USA, LLP
Nashville, Tennessee
December 28, 2010

Frisco Properties
Combined Historical Statements of Revenues and Certain Direct Operating Expenses
For the Year Ended December 31, 2009
and the Nine Months Ended September 30, 2010 and 2009
(Dollars in thousands)

		For the	For the
	For the	Nine Months	Nine Months
	Year Ended	Ended	Ended
	Dec. 31, 2009	Sept. 30, 2010	Sept. 30, 2009
		(unaudited)	(unaudited)
Revenues:
Rental income	$10,133	$7,550	$7,702
Other rental revenue	1,589	1,268	1,295

Total revenues	11,722	8,818	8,997

Certain direct operating expenses:
Utilities	342	267	329
Property taxes	922	692	692
General and administrative	405	285	265
Repairs and maintenance	147	132	90

Total certain direct operating expenses	1,816	1,376	1,376

Revenues in excess of certain direct operating expenses	$9,906	$7,442	$7,621

See accompanying notes to combined financial statements.

Frisco Properties
Notes to Combined Historical Statements of Revenues and Certain Direct Operating Expenses
(Dollars in thousands)
(1)	Business

The portfolio of one hospital, two medical office buildings, and two tracts of undeveloped land (the “Properties”) acquired from Frisco Surgery Center Limited, Frisco POB I Limited, POB II Limited, and Medland L.P. (collectively, “Frisco”) includes on-campus properties which are located in Frisco, Texas.

(2)	Basis of Presentation

The accompanying Combined Historical Statements of Revenues and Certain Direct Operating Expenses have been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and are not intended to be a complete presentation of the Properties’ revenues and expenses. The financial statements have been prepared on the accrual basis of accounting and require management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates. The financial statements do not include expenses related to the two undeveloped tracts of land as they are not operational.

(3)	Unaudited Interim Information

In the opinion of Frisco’s management, all adjustments, consisting only of normal and recurring adjustments, necessary for a fair presentation (in accordance with Basis of Presentation as described in Note 2) have been made to the accompanying unaudited amounts for the nine months ended September 30, 2010 and 2009.

(4)	Revenues

The Properties contain medical office space occupied under various lease agreements with tenants. All leases are accounted for as operating leases. Rental income is recognized as earned over the life of the lease agreements on a straight-line basis. Some of the leases include provisions under which the Properties are reimbursed for common area maintenance and other operating costs, real estate taxes, and insurance. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

Future minimum lease payments due under the non-cancelable operating leases at December 31, 2009 were as follows (in thousands).

2010	$8,330
2011	8,526
2012	8,744
2013	7,962
2014	7,931
2015 and thereafter	110,578

$152,071

(5)	Certain Direct Operating Expenses

Certain direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Properties. Utilities expense includes electricity, gas, and water. General and administrative expense includes security, cleaning, landscaping, insurance, and other general costs associated with operating the properties. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, and professional fees are excluded from the financial statements.

(b)	Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Consolidated Financial Statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2010, the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, and the financial statements included in Item 9.01(a) of this Current Report on Form 8-K.

The accompanying Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2010, reflects the financial position of the Company as if the Frisco Properties’ acquisition described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements had been completed on September 30, 2010. The Lowry Properties’ transaction closed in August 2010 and is, therefore, already included in the Company’s historical Condensed Consolidated Balance Sheet as of September 30, 2010.

The accompanying Unaudited Pro Forma Condensed Consolidated Statements of Income for the nine months ended September 30, 2010 and the twelve months ended December 31, 2009, present the results of operations of the Company as if the transactions described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements had been completed on January 1, 2009.

These accompanying Unaudited Pro Forma Condensed Consolidated Financial Statements are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the Unaudited Pro Forma Condensed Consolidated Financial Statements include pro forma allocations of the purchase price of the properties discussed in the accompanying notes based upon preliminary estimates of the fair value of the assets acquired and liabilities assumed in connection with the acquisitions and are subject to change.

Healthcare Realty Trust Incorporated
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2010
(Dollars in thousands)

		Pro Forma
	Historical	Adjustments	Pro Forma
	(1)	(2)
ASSETS
Real estate properties:
Land	$148,356	$11,142	$159,498
Buildings, improvements and lease intangibles	2,172,818	120,255	2,293,073
Personal property	17,974	—	17,974
Construction in progress	58,070	2,500	60,570

	2,397,218	133,897	2,531,115
Less accumulated depreciation	(474,120)	—	(474,120)

Total real estate properties, net	1,923,098	133,897	2,056,995

Cash and cash equivalents	11,177	—	11,177

Mortgage notes receivable	27,134	—	27,134

Assets held for sale and discontinued operations, net	17,592	—	17,592

Other assets, net	90,862	37	90,899

Total assets	$2,069,863	$133,934	$2,203,797

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Notes and bonds payable	$1,138,200	$133,934	$1,272,134

Accounts payable and accrued liabilities	61,400	—	61,400

Liabilities of discontinued operations	1,229	—	1,229

Other liabilities	46,025	—	46,025

Total liabilities	1,246,854	133,934	1,380,788

Stockholders’ equity:
Preferred stock	—	—	—

Common stock	641	—	641

Additional paid-in capital	1,602,078	—	1,602,078

Accumulated other comprehensive loss	(4,628)	—	(4,628)

Cumulative net income attributable to common stockholders	795,785	—	795,785

Cumulative dividends	(1,574,586)	—	(1,574,586)

Total stockholders’ equity	819,290	—	819,290
Noncontrolling interests	3,719	—	3,719

Total equity	823,009	—	823,009

Total liabilities and equity	$2,069,863	$133,934	$2,203,797

See accompanying notes.

Healthcare Realty Trust Incorporated
Unaudited Pro Forma Condensed Consolidated Statement of Income
For The Nine Months Ended September 30, 2010
(Dollars in thousands, except per share data)

		Acquisition
	Company	Properties	Pro Forma Adjustments		Company
	Historical	Historical	Acquisitions	Financing	Pro Forma
	(1)	(2) (3)	(2) (4)	(6)
REVENUES
Master lease rent	$43,309	$—	$—	$—	$43,309
Property operating	140,000	9,897	(43)	—	149,854
Straight-line rent	1,952	1,389	96	—	3,437
Mortgage interest	1,708	—	—	—	1,708
Other operating	6,399	7	(3)	—	6,403

	193,368	11,293	50	—	204,711

EXPENSES
General and administrative	12,513	—	—	—	12,513
Property operating	75,089	2,924	(524)	—	77,489
Bad debt, net	(438)	—	—	—	(438)
Depreciation	50,000	2,664	487	—	53,151
Amortization	3,869	118	578	—	4,565

	141,033	5,706	541	—	147,280

OTHER INCOME (EXPENSE)
Loss on extinguishment of debt	(480)	—	—	—	(480)
Interest expense	(47,803)	(4,672)	4,094	(6,342)	(54,723)
Interest and other income, net	1,800	—	—	—	1,800

	(46,483)	(4,672)	4,094	(6,342)	(53,403)

INCOME FROM CONTINUING OPERATIONS	$5,852	$915	$3,603	$(6,342)	$4,028

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE — BASIC	$0.10				$0.07

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE — DILUTED	$0.10				$0.06

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — BASIC	61,232,810				61,232,810

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — DILUTED	62,269,413				62,269,413

See accompanying notes.

Healthcare Realty Trust Incorporated
Unaudited Pro Forma Condensed Consolidated Statement of Income
For The Twelve Months Ended December 31, 2009
(Dollars in thousands, except per share data)

		Acquisition
	Company	Properties	Pro Forma Adjustments		Company
	Historical	Historical	Acquisitions	Financing	Pro Forma
	(1)	(2) (3)	(2) (5)	(6)
REVENUES
Master lease rent	$57,648	$—	$—	$—	$57,648
Property operating	180,024	13,053	(98)	—	192,979
Straight-line rent	2,027	1,724	118	—	3,869
Mortgage interest	2,646	—	—	—	2,646
Other operating	10,959	10	(5)	—	10,964

	253,304	14,787	15	—	268,106

EXPENSES
General and administrative	22,493	—	—	—	22,493
Property operating	95,141	3,587	(729)	—	97,999
Bad debt, net of recoveries	537	—	—	—	537
Depreciation	62,447	3,710	577	—	66,734
Amortization	5,259	183	775	—	6,217

	185,877	7,480	623	—	193,980

OTHER INCOME (EXPENSE)
Re-measurement gain of equity interest upon acquisition	2,701	—	—	—	2,701
Interest expense	(43,080)	(6,317)	5,451	(8,550)	(52,496)
Interest and other income, net	1,173	—	—	—	1,173

	(39,206)	(6,317)	5,451	(8,550)	(48,622)

INCOME FROM CONTINUING OPERATIONS	$28,221	$990	$4,843	$(8,550)	$25,504

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE — BASIC	$0.48				$0.44

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE- DILUTED	$0.48				$0.43

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — BASIC	58,199,592				58,199,592

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — DILUTED	59,047,314				59,047,314

See accompanying notes.

Healthcare Realty Trust Incorporated
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
The unaudited pro forma financial information reflects pro forma adjustments that are described in the notes below and are based on available information and certain assumptions that management of the Company believes are reasonable under the circumstances. The actual results could differ materially from the results presented. The Company believes that all adjustments that are necessary to present fairly the unaudited pro forma condensed consolidated data have been made. The unaudited pro forma information is presented for informational purposes only and does not purport to be indicative of what would have occurred had the Lowry Properties and Frisco Properties acquisitions actually been consummated at the beginning of the period presented, nor is it necessarily indicative of the Company’s future consolidated operating results.
1)	Represents the historical condensed consolidated financial statements of the Company, except that the Unaudited Pro Forma Condensed Consolidated Statements of Income include only the results of operations from continuing operations of the Company for each period presented. In accordance with Article 11 of Regulation S-X of the Securities and Exchange Commission, revenues and expenses related to property operations classified as discontinued operations have been excluded. The impact of the Lowry Properties, acquired on August 31, 2010, is already reflected in the historical column of the Company’s Condensed Consolidated Balance Sheet, and one month of its results of operations and resulting financing activities, September 2010, are already reflected in the historical column of the Company’s Condensed Consolidated Income Statement for the nine months ended September 30, 2010.

2)	The unaudited pro forma adjustments to the Company’s Condensed Consolidated Balance Sheet represent the impact of the Company’s acquisition of the Frisco Properties on December 29, 2010 and assume the transaction had been completed on September 30, 2010. The Company has estimated and allocated the value of its investment in the real estate properties acquired to land, land held for development, building, and lease intangibles and has assumed the transaction was funded with proceeds received from senior notes issued by the Company in December 2010 at a contractual rate of 5.75%.

The unaudited pro forma adjustments to the Company’s Condensed Consolidated Statements of Income for the nine months ended September 30, 2010 and the twelve months ended December 31, 2009 assume that the acquisition of the Lowry Properties and Frisco Properties had been completed on January 1, 2009.

The Company’s estimates and valuations included in these Unaudited Pro Forma Condensed Financial Statements are based on preliminary estimates and assumptions as of the date of this report, which may change.

Date of			Number of	Real Estate
Acquisition	Location		Buildings	Investment

8/31/10	Lowry Properties — Denver, CO		2	$30.0 million	(a)
12/29/10	Frisco Properties — Frisco, TX		3	$133.9 million	(b)

		Totals	5	$163.9 million

a)	Includes land of approximately $3.0 million and debt assumed, secured by the properties, of approximately $15.7 million, including a $0.5 million fair value premium adjustment, with a contractual interest rate of approximately 6.75%.

b)	This acquisition also included the acquisition of two undeveloped parcels of land, in which the Company allocated a fair value amount of $2.5 million and classified the parcels as land held for future development.

3)	Represents the historical consolidated results of operations of the Lowry Properties and Frisco Properties for each period presented.

4)	The Company made certain pro forma adjustments related to the historical revenues and expenses of the Lowry Properties and Frisco Properties for the nine months ended September 30, 2010 in order to derive condensed consolidated pro forma results of operations from continuing operations for the Company for the nine months ended September 30, 2010. These pro forma adjustments include, but are not limited to, the following:
•	An increase to property operating income due to the amortization of net below-market lease intangibles totaling approximately $32 thousand recorded as part of the acquisitions as an adjustment to property operating income;

•	Operating expense reimbursement income decrease totaling approximately $12 thousand related to reduced expenses estimated for insurance, property taxes and management fees;

•	A reduction to property operating income and property operating expense for ground lease income/expense totaling approximately $63 thousand between two of the Frisco properties. The income/expense is reflected in the historical amounts for the properties, but is being eliminated in the consolidated pro forma amounts;

•	Straight-line rent adjustments for in-place leases based on a January 1, 2009 acquisition date;

•	Reduced expenses related to third party management, which was assumed by the Company upon acquisition; as well as certain estimated reductions in property insurance, property taxes, and certain allocated overhead, included in the properties’ historical financial statements;

•	Depreciation and amortization expense based on the Company’s allocation of the purchase price to land, building, and lease intangibles. Depreciation and amortization are calculated on a straight-line basis using the estimated remaining useful life of the assets. The estimated remaining lives for the buildings acquired ranged from 29 years to 37 years and a range of 36 months to 197 months was estimated for the other lease intangibles acquired. These estimates, allocations and valuations are subject to change; therefore, the actual depreciation and amortization expense recognized by the Company may not agree with the estimates included in these pro forma financial statements; and

•	Interest expense for the properties was reduced to reflect the repayment of three mortgage notes payable upon acquisition of the properties by the Company. Also, interest expense was adjusted for the amortization of the debt premium recognized by the Company upon acquisition of the mortgage note payable on the Lowry Properties. The Company estimated the fair value of the mortgage note payable at the date of acquisition, resulting in a premium that the Company will amortize through the date of the note payable maturity.
5)	The Company made certain pro forma adjustments related to the historical revenues and expenses of the Lowry Properties and Frisco Properties for the twelve months ended December 31, 2009 in order to derive condensed consolidated pro forma results of operations from continuing operations for the Company for the twelve months ended December 31, 2009. These pro forma adjustments include, but are not limited to, the following:
•	A decrease to property operating income due to the amortization of certain above-market lease intangibles totaling approximately $4 thousand recorded as part of the Frisco Properties’ acquisition as an adjustment to property operating income;

•	Operating expense reimbursement adjustments totaling approximately $10 thousand related to reduced expenses estimated for insurance and management fees included in property operating income;

•	A reduction to property operating income and property operating expense for ground lease income/expense totaling approximately $84 thousand between two of the Frisco Properties. The income/expense is reflected in the historical amounts for the properties, but is being eliminated in the consolidated pro forma amounts;

•	Straight-line rent adjustments for in-place leases based on a January 1, 2009 acquisition date;

•	Reduced expenses related to third party management, which was assumed by the Company upon acquisition; as well as certain estimated reductions in property insurance, property taxes, and certain allocated overhead, included in the properties’ historical financial statements;

•	Depreciation and amortization expense based on the Company’s allocation of the purchase price to land, building, and lease intangibles. Depreciation and amortization are calculated on a straight-line basis using the estimated remaining life of the assets. The estimated remaining lives for the buildings acquired ranged from 29 years to 37 years and a range of 36 months to 197 months was estimated for the other lease intangibles acquired. These estimates, allocations and valuations are subject to change; therefore, the actual depreciation and amortization expense recognized by the Company may not agree with the estimates included in these pro forma financial statements; and

•	Interest expense for the properties was reduced to reflect the repayment of three mortgage notes payable upon acquisition of the properties by the Company. Also, interest expense was adjusted for the amortization of the debt premium recognized by the Company upon acquisition of the mortgage note payable on the Lowry Properties. The Company estimated the fair value of the mortgage note payable at the date of acquisition, resulting in a premium that the Company will amortize through the date of the note payable maturity.
6)	The Company assumed that the acquisitions of the Lowry Properties and Frisco Properties were completed on January 1, 2009 and were funded with $148.7 million in proceeds from long-term senior notes issued by the Company in December 2010 bearing an interest rate of 5.75%. Typically, the Company will temporarily fund its acquisitions with proceeds from its unsecured credit facility, but will from time to time repay the outstanding balance on the unsecured credit facility with proceeds from a long-term debt or equity offering. As such, the Company has used the interest rate of its senior notes issued in December 2010, rather than the rate on the unsecured credit facility, to show the pro forma effect on interest expense of financing these acquisitions.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED
By	/s/ Scott W. Holmes
Scott W. Holmes
Executive Vice President and Chief Financial Officer

Date: January 10, 2011

(d) Exhibits.
EXHIBIT INDEX

Exhibit	Description

99.1	Consent of Independent Registered Public Accounting Firm.
99.2	Consent of Independent Registered Public Accounting Firm.